                                      THE
                                    HYPERION
                            TOTAL RETURN FUND, INC.


                               Semi-Annual Report
                                  May 31, 2001





                                   [Graphic]

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------


                                                               July 25, 2001


Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the "Fund") for the semi-annual period ended May 31, 2001, and to share our outlook for the remainder of the fiscal year. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".


Description Of The Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, Mortgage-Backed Securities ("MBS"), Asset-Backed Securities ("ABS") and High Yield Corporate Securities.


Market Environment

The Federal Reserve lowered the Federal Funds rate by 2.75% over the last six months--an unprecedented pace of easing during the Greenspan era. The quickness of adjustment reflects the Federal Reserve's perception that the risk of recession is high. Interestingly, during this period of Federal Reserve easing, while yields on shorter maturity Treasuries declined, yields on longer-maturity Treasuries increased. Since the end of December 2000, the yield on the 2-year Treasury has dropped 0.87%, while the yield on the 10-year Treasury has increased by 0.28%. In past economic cycles, longer maturity yields have led turning points in monetary policy and economic growth. We believe that this is again the case, and that the Federal Reserve may be near the end of this easing cycle.

Over the past few months, equity prices have moved higher, corporate yield spreads have narrowed, and the yield curve has become steeper. These market signals all support the notion that the Federal Reserve easing undertaken so far in 2001 represents the majority of the monetary policy stimulus needed to move the economy forward, especially with tax rebates arriving in American mailboxes in July.

Monetary and fiscal stimulus should combine to re-accelerate the economy in the second half of this year. As a result, we believe that the low points in intermediate-term and long-term interest rates are behind us, and that we will see higher interest rates by year-end.


Portfolio Strategy and Performance

The Hyperion Total Return Fund, Inc. (the "Fund") continues to focus on Agency and investment grade mortgage-related securities. Approximately 14% of the Fund's net assets are invested in Agency MBS; 42% in other investment grade mortgage-related securities; and 10% in Treasury and Agency debt instruments. The Fund's allocation to investment grade mortgage-related securities includes those backed by both commercial and residential properties.

Our view is that collateralized securities--such as those held by the Fund--will maintain value better than un-collateralized securities such as corporate bonds in all but the most robust economic scenarios. In general, the homes

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THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------

and buildings that collateralize these securities have increased in value and, we expect, will continue to appreciate. In addition, the underlying demographics for home ownership are sound, while the commercial MBS in the portfolio are backed by office building and multifamily apartment buildings where demand has remained strong. The value of these tangible assets also contrast favorably with corporate bonds, which typically are not secured with specific assets. Further, the maturities of mortgage-related securities are much longer than those of corporate bonds, as homeowners are not obligated to renew their loans, which eliminates the problems a corporation may experience in its efforts to roll short-term debt.

And due to the amortizing nature of mortgage debt, there is also greater average life certainty in mortgage-related securities as their maturities are much longer than those of corporate bonds. Homeowners generally do not renew their loans, in contrast to corporations, which are forced to continuously roll over short-term debt by issuing new bonds in the market.

With respect to the Fund's exposure to below investment grade MBS, this allocation tends to be comprised of seasoned securities (that is, securities that are a few years old), in which home prices have risen dramatically since their issuance. The combination of home price appreciation and the fact that the structure of these securities allows for increased credit support over time makes us very comfortable with these exposures.

Finally, we expect to see a fair amount of demand from issuers of Collateralized Debt Obligations for the types of securities that the Fund holds. The combination of demand, moderate issuance of new securities, and the unique nature of the seasoned securities in the Fund should pave the way for continued strong performance.

The Fund's total return, based on Net Asset Value ("NAV") for the six month period ending May 31, 2001, was 6.38%. Total investment return is based upon the change in NAV of the Fund's shares and includes reinvestment of dividends. Based on the NYSE closing price of $8.7100 on May 31, 2001, the Fund was yielding 9.98%. This yield was 5.07% above the yield of the 5-Year U.S. Treasury Note, and was competitive with the yields of other multi-sector bond funds in its category.

As of May 31, 2001, the Fund, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 4.5 years as measured on a net assets basis.

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THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------

Conclusion

The Fund's commitment to its shareholders remains to actively seek out the significant investment opportunities in the market, and act on them in a timely fashion. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund in an effort to achieve its objectives. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Andrew M. Carter
---------------------------------------
ANDREW M. CARTER
Director and Chairman of the Board,
The Hyperion Total Return Fund, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ Clifford E. Lai
----------------------------------------
CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


/s/ John H. Dolan
----------------------------------------
JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.

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THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                        Interest                         Amount             Value
                                                          Rate        Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 56.1%
Commercial Mortgage Backed Securities - 21.2%
 Bear Stearns Commercial Mortgage
  Securities
   Series 1999-C1, Class D .............................    6.53%     10/14/13        $     5,000        $ 4,609,700
   Series 2001-EPR, Class B ............................    6.92      02/12/11              5,000          5,020,315
                                                                                                         -----------
                                                                                                           9,630,015
                                                                                                         -----------
 Chase Commercial Mortgage Securities
  Corp.
   Series 2000-2, Class G ..............................    6.65      07/15/10              6,667          5,274,557
   Series 2000-2, Class F* .............................    8.40+     07/15/32              5,000          5,125,950
                                                                                                         -----------
                                                                                                          10,400,507
                                                                                                         -----------
 Commercial Mortgage Lease-Backed
  Certificate
   Series 2001-CMLB, Class A1 ..........................    6.75      06/20/31              2,982@         2,912,376
 First Chicago/Lennar Trust
   Series 1997-CHL1, Class D ...........................    8.11+     04/29/39              3,000          2,656,407
 GS Mortgage Securities Corp. II
   Series 2000, Class D* ...............................    7.14+     12/15/09              2,720          2,691,386
   Series 1998-GLII, Class F*(b) .......................    7.19+     04/13/31              4,000          3,136,220
                                                                                                         -----------
                                                                                                           5,827,606
                                                                                                         -----------
 JP Morgan Commercial Mortgage Finance
  Corp.
   Series 1999-C8, Class C .............................    7.68+     07/15/31              5,000          5,216,075
 Mortgage Capital Funding, Inc.
   Series 1996-MC1, Class G*(b) ........................    7.15      06/15/06              4,409          4,015,382
 Nationslink Funding Corp.
   Series 1998-2, Class F* .............................    7.11      01/20/13              2,340          1,882,659
 PNC Mortgage Acceptance Corp.
   Series 2001-C1, Class H* ............................    5.91+     03/12/34              5,000          3,678,905
                                                                                                         -----------
Total Commercial Mortgage Backed Securities
       (Cost - $46,271,946) ............................                                                  46,219,932
                                                                                                         -----------
Subordinated Collateralized Mortgage Obligations - 34.9%
 Chase Mortgage Finance Corp.
   Series 1998-S4, Class B3* ...........................    6.75      08/25/28              1,867          1,480,800
   Series 1994-D, Class B3 .............................    6.75      02/25/25                615            513,704
                                                                                                         -----------
                                                                                                           1,994,504
                                                                                                         -----------
 Citicorp Mortgage Securities, Inc.
   Series 1997-2, Class B2 .............................    7.25      05/25/27              1,942          1,881,646
   Series 1997-5, Class B2 .............................    7.25      11/25/27              1,986          1,914,325
                                                                                                         -----------
                                                                                                           3,795,971
                                                                                                         -----------
 Countrywide Alternative Loan Trust
   Series 1998-2, Class B3* ............................    7.00      05/25/28              1,065            801,600
 Countrywide Funding Corp.
   Series 1994-5, Class A3A ............................    6.50      02/25/09                418            271,436
   Series 1996-2, Class B4* ............................    7.75      09/25/26                927            897,791
                                                                                                         -----------
                                                                                                           1,169,227
                                                                                                         -----------
 Federal National Mortgage Corporation
   Series 1998-W6, Class B3 ............................    7.09      10/25/28              2,210          1,565,532
 G3 Mortgage Reinsurance Ltd.
   Series 1, Class E*(b) ...............................   24.10+     05/25/08              7,421          6,901,151

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THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                        Interest                         Amount             Value
                                                          Rate        Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GE Capital Mortgage Services, Inc.
  Series 1994-2, Class B5* ...............                 6.00+%     01/25/09        $       526        $   184,195
  Series 1994-10, Class M ................                 6.50       03/25/24              4,943@         4,866,080
  Series 1998-17, Class B3 ...............                 6.75       10/25/28              3,299          2,604,928
  Series 1994-17, Class B3* ..............                 7.00       05/25/24              1,678          1,567,540
  Series 1997-12, Class B5* ..............                 7.00       12/25/27              2,172            923,050
  Series 1995-10, Class B3* ..............                 7.00       10/25/10                489            485,409
  Series 1996-3, Class B3* ...............                 7.00       03/25/26              1,723          1,549,674
  Series 1996-9, Class B5*(a) ............                 7.50       06/25/26              1,104            372,540
                                                                                                         -----------
                                                                                                          12,553,416
                                                                                                         -----------
Headlands Mortgage Securities, Inc.
  Series 1997-4, Class B4 ................                 7.25       11/25/27              1,454          1,358,790
Independent National Mortgage Corp.
  Series 1995-Q, Class B1 ................                 7.50       11/25/25              2,522          2,575,933
Norwest Asset Securities Corp.
  Series 1999-18, Class B1 ...............                 6.50       07/25/29             18,732         17,407,719
Paine Webber Mortgage Acceptance Corp.
  Series 1993-9, Class B1 ................                 7.00       10/25/23              2,931          2,148,515
PHH Mortgage Services Corp.
  Series 1997-6, Class B3 ................                 7.33+      11/18/27                962            942,743
Prudential Home Mortgage Securities
  Series 1996-5, Class B4* ...............                 7.25       04/25/26              1,289          1,083,016
  Series 1996-5, Class B5 (a) ............                 7.25       04/25/26              1,048            342,029
  Series 1996-5, Class B1 ................                 7.25       04/25/26              3,222          3,241,098
                                                                                                         -----------
                                                                                                           4,666,143
                                                                                                         -----------
Residential Accredit Loans, Inc. .........
  Series 1998-QS5, Class B1* .............                 6.75       04/25/28              1,693          1,254,908
  Series 1998-QS11, Class B1* ............                 6.75       08/25/28              2,561          1,895,272
                                                                                                         -----------
                                                                                                           3,150,180
                                                                                                         -----------
Residential Funding Mortgage Securities I,
 Inc.
  Series 1993-S49, Class B2 ..............                 6.00       12/25/08                185            163,203
  Series 1999-S12, Class M3 ..............                 6.50       05/25/29              3,444          3,072,581
  Series 1999-S13, Class M3 ..............                 6.50       05/25/29              1,430          1,276,223
  Series 1996-S8, Class B1 ...............                 6.75       03/25/11                428            411,151
  Series 1996-S5, Class B1 ...............                 6.75       02/25/11                445            431,093
  Series 1997-S17, Class B3 ..............                 7.00       11/25/27              2,913          1,398,363
  Series 1996-S13, Class B3 (a) ..........                 7.00       05/25/11                256            166,112
  Series 1996-S13, Class B2 ..............                 7.00       05/25/11                293            271,302
  Series 1996-S17, Class B2 ..............                 7.25       07/25/11                233            218,121
  Series 1996-S17, Class B3 (a) ..........                 7.25       07/25/11                233            111,657
  Series 1995-S12, Class B2 ..............                 7.25       08/25/10                262            252,756
  Series 1997-S2, Class M2 ...............                 7.50       01/25/27              1,707          1,738,788
  Series 1997-S3, Class B2 ...............                 7.50       02/25/27                483            342,802
  Series 1997-S7, Class B1 ...............                 7.50       05/25/27              1,135          1,110,002
  Series 1997-S2, Class B2 ...............                 7.50       01/25/27                805            708,067
  Series 1995-S17, Class B3 ..............                 7.50       12/26/25              1,690          1,182,801
  Series 1996-S23, Class B2 ..............                 7.75       11/25/26                490            459,312
  Series 1996-S23, Class B1 ..............                 7.75       11/25/26                658            658,723

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THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                        Interest                         Amount             Value
                                                          Rate        Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
   Series 1996-S22, Class B1 ...................           8.00%         10/25/26       $  1,000        $  1,009,454
                                                                                                        ------------
                                                                                                          14,982,511
                                                                                                        ------------
Total Subordinated Collateralized Mortgage Obligations
       (Cost - $73,265,617) ....................                                                          76,013,935
                                                                                                        ------------
Total Collateralized Mortgage Obligations
       (Cost - $119,537,563) ...................                                                         122,233,867
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 32.1%
U.S. Government Agency Collateralized Mortgage
 Obligations - 18.0%
 Federal Home Loan Mortgage Corporation
   Series 1675, Class KC .......................           6.50          10/15/10          5,750           5,837,515
   Series 1659, Class SD .......................           8.50+         01/15/09          2,234           2,304,912
   Series 1565, Class L ........................           9.00+         08/15/08          2,066           2,160,777
   Series 1604, Class MC .......................           9.00+         11/15/08          5,557@          5,895,861
   Series 1604, Class SB .......................           9.00+         11/15/08          1,084           1,148,123
   Series 1587, Class SK .......................           9.00+         10/15/08          1,857           1,996,230
   Series 1587, Class SF .......................           9.29+         05/15/08            928#            980,417
                                                                                                        ------------
                                                                                                          20,323,835
                                                                                                        ------------
 Federal National Mortgage Association
   Series 1997-1, Class B ......................           6.50          02/18/04         11,602@         11,715,243
   Series 1993-170, Class SC ...................           9.00+         09/25/08          4,612           4,781,034
   Series 1993-48, Class C .....................           9.50          04/25/08          2,357@          2,468,659
                                                                                                        ------------
                                                                                                          18,964,936
                                                                                                        ------------
Total U.S. Government Agency Collateralized Mortgage
 Obligations
       (Cost - $38,213,993) ....................                                                          39,288,771
                                                                                                        ------------
U.S. Treasury Obligations - 14.1%
 U.S. Treasury Bonds
   08/15/29 ....................................           6.13          08/15/29          5,000           5,164,050
 U.S. Treasury Notes
   01/15/11, TIPS ..............................           3.50          01/15/11          5,062@          5,156,505
   02/15/11 ....................................           5.00          02/15/11         21,000@         20,363,490
                                                                                                        ------------
                                                                                                          25,519,995
                                                                                                        ------------
Total U.S. Treasury Obligations
       (Cost - $30,064,812) ....................                                                          30,684,045
                                                                                                        ------------
Total U.S. Government & Agency Obligations
       (Cost - $68,278,805) ....................                                                          69,972,816
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 27.9%
Housing Related Asset-Backed Securities - 22.9%
 125 Home Loan Owner Trust
   Series 1998-1A, Class M2 ....................           7.75          02/15/29          5,000           5,072,050
 Access Financial Manufactured Housing Contract
  Trust
   Series 1995-1, Class B1 .....................           7.65+         05/15/21         10,060           7,595,300

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THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                        Interest                         Amount             Value
                                                          Rate        Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
 Bosque Asset Corp. ..............................
   Series 1, Class 1*(c) .........................        7.66%     06/05/02        $       245        $   244,867
 Chase Funding Mortgage Loan Asset-Backed
   Series 2000-1, Class IIM2 .....................        4.89+     02/25/30              4,000          3,915,320
 Ditech Home Loan Owner Trust
   Series 1998-1, Class M2 .......................        7.64      06/15/29              5,000          4,880,895
 Green Tree Financial Corp. ......................
   Series 1998-3, Class A6 .......................        6.76      03/01/30             6,495@          6,095,872
   Series 1998-4, Class A7 .......................        6.87      02/01/30                840            781,076
   Series 1998-8, Class M1 .......................        6.98      09/01/30            10,000@          9,419,840
                                                                                                       -----------
                                                                                                        16,296,788
                                                                                                       -----------
 Green Tree Home Improvement Loan Trust
   Series 1996-F, Class HIM1 .....................        7.30      11/15/27              1,500          1,527,060
 Saxon Asset Securities Trust
   Series 1998-1, Class MF1 ......................        7.05      12/25/27              4,272          4,314,973
 Seneca Funding I Ltd.* ..........................        6.75+     05/31/29              5,000          3,850,000
 Westgate Resorts
   Series 1998-AA, Class A2* .....................        8.26      07/15/13              2,257          2,106,866
                                                                                                       -----------
Total Housing Related Asset-Backed Securities
       (Cost - $52,561,898) ......................                                                      49,804,119
                                                                                                       -----------
Franchise Securities - 3.1%
 FFCA Secured Lending Corp. ......................
   Series 1998-1, Class A1B*(b) ..................        6.73      07/18/13              4,500          4,413,960
 Franchisee Loan Receivable Trust
   Series 1995-B, Class A ........................        9.63+     01/15/11              2,580          2,450,991
                                                                                                       -----------
Total Franchise Securities
       (Cost - $7,327,049) .......................                                                       6,864,951
                                                                                                       -----------
Non-Housing Related Asset-Backed Securities - 1.9%
 Aerco Ltd. ......................................
   Series 2A, Class B2* ..........................        5.03+     07/15/25              3,685          3,689,076
 Global Rated Eligible Assets Trust
   Series 1998-A, Class A1* (c) ..................        7.33      03/15/06              1,676            212,231
 Structured Mortgage Asset Residential Trust
   Series 1997-2, Class A (c) ....................        8.24      03/15/06              2,432            231,049
                                                                                                       -----------
Total Non-Housing Related Asset-Backed Securities
       (Cost - $7,780,068) .......................                                                       4,132,356
                                                                                                       -----------
Total Asset-Backed Securities
       (Cost - $67,669,015) ......................                                                      60,801,426
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES - 4.9%
 Bear Stearns Commercial Mortgage Securities
   Series 2001-TOP2, Class X2 ....................        1.36      02/15/35            74,184@          4,937,871
 DLJ Mortgage Acceptance Corp. ...................
   Series 1995-T10, Class C IO (c) ...............       25.92      09/02/23              1,243            261,135
 GS Mortgage Securities Corp. II
   Series 2001-ROCK, Class X1 ....................        0.16      02/03/11            260,700          5,000,643



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THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                          Interest                       Amount             Value
                                                            Rate      Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES (continued)
 Vendee Mortgage Trust
   Series 1997-2, Class IO .............                    0.07%     06/15/27        $   225,995        $   494,363
                                                                                                         -----------
Total Interest Only Securities
       (Cost - $11,799,766) ............                                                                  10,694,012
                                                                                                         -----------
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 5.8%
Airlines - 0.2%
 Atlantic Coast Airlines Holdings, Inc.*                    8.75      01/01/07                369            377,399
Automotive - 0.2%
 Navistar International Corp.* .........                    9.38      06/01/06                250            253,750
 Oshkosh Truck Corp. ...................                    8.75      03/01/08                250            250,625
                                                                                                         -----------
                                                                                                             504,375
                                                                                                         -----------
Beverages, Food & Tobacco - 0.2%
 Cott Corp. ............................                    9.38      07/01/05                500            507,500
                                                                                                         -----------
Building Materials - 0.6%
 American Standard, Inc. ...............                    7.38      02/01/08                250            248,125
 NS Group, Inc. ........................                   13.50      07/15/03                500            510,000
 Ryerson Tull, Inc. ....................                    9.13      07/15/06                500            420,170
                                                                                                         -----------
                                                                                                           1,178,295
                                                                                                         -----------
Chemicals - 0.1%
 ISP Holdings, Inc. ....................                    9.00      10/15/03                250            237,500
                                                                                                         -----------
Commercial Services - 0.1%
 American Eco Corp. (d) ................                    9.63      05/15/08                250              2,188
 Coinmach Corp. ........................                   11.75      11/15/05                250            257,500
 Safety-Kleen Services, Inc. (d) .......                    9.25      06/01/08                185              4,625
                                                                                                         -----------
                                                                                                             264,313
                                                                                                         -----------
Computer Software & Processing - 0.0%
 PSINET, Inc. ..........................                   10.50      12/01/06                500             47,500
                                                                                                         -----------
Containers & Packaging - 0.1%
 Ball Corp. ............................                    8.25      08/01/08                250            256,250
                                                                                                         -----------
Electronics - 0.1%
 Flextronics International Ltd.* .......                    9.88      07/01/10                250            251,875
                                                                                                         -----------
Entertainment - 0.5%
 Premier Parks, Inc. ...................                    9.25      04/01/06                500            514,375
 Speedway Motorsports, Inc. ............                    8.50      08/15/07                500            510,000
                                                                                                         -----------
                                                                                                           1,024,375
                                                                                                         -----------
Financial Services - 0.0%
 Elgar Holdings, Inc. ..................                    9.88      02/01/08                125             81,250
                                                                                                         -----------
Forest Products & Paper - 0.2%
 Buckeye Technologies, Inc. ............                    8.50      12/15/05                250            245,000



--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                          Interest                       Amount             Value
                                                            Rate      Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (continued)
Forest Products & Paper (continued)
 Pope And Talbot, Inc. .................                   8.38%     06/01/13        $      250        $  231,250
                                                                                                       ----------
                                                                                                          476,250
                                                                                                       ----------
Heavy Machinery - 0.2%
 Columbus Mckinnon Corp. ...............                   8.50      04/01/08               500           445,000
                                                                                                       ----------
Industrial - Diversified - 0.1%
 Wabtec Corp. ..........................                   9.38      06/15/05               250           248,750
                                                                                                       ----------
Insurance - 0.2%
 Americo Life, Inc. ....................                   9.25      06/01/05               500           493,750
                                                                                                       ----------
Lodging - 0.2%
 HMH Properties, Inc. ..................                   7.88      08/01/08               125           121,875
 Prime Hospitality Corp. ...............                   9.25      01/15/06               250           256,875
                                                                                                       ----------
                                                                                                          378,750
                                                                                                       ----------
Media - Broadcasting & Publishing - 0.8%
 Century Communications Corp. ..........                   9.50      03/01/05               250           250,000
 Charter Communications Holdings .......                  10.25      01/15/10               250           257,500
 CSC Holdings, Inc. ....................                   8.13      08/15/09               500           503,880
 Primedia, Inc. ........................                   8.50      02/01/06               250           244,375
 Rogers Cablesystems Ltd. ..............                   9.63      08/01/02               500           515,000
                                                                                                       ----------
                                                                                                        1,770,755
                                                                                                       ----------
Metals - 0.2%
 Inland Steel Co. ......................                   7.90      01/15/07               500           312,500
                                                                                                       ----------
Miscellaneous - 0.1%
 Home Products International, Inc. .....                   9.63      05/15/08               180            99,000
                                                                                                       ----------
Oil & Gas - 0.3%
 Pioneer Natural Resource ..............                   6.50      01/15/08               500           473,095
 Pogo Producing Co. ....................                   8.75      05/15/07               250           255,000
                                                                                                       ----------
                                                                                                          728,095
                                                                                                       ----------
Restaurants - 0.1%
 Avado Brands, Inc. ....................                   9.75      06/01/06               500           205,000
                                                                                                       ----------
Telecommunications - 0.6%
 Global Crossing Holdings Ltd. .........                   9.13      11/15/06               250           231,250
 Nextel Communications, Inc. ...........                   9.38      11/15/09               250           202,500
 Nextlink Communications, Inc. .........                  10.50      12/01/09               250           112,500
 Price Communications Wireless, Inc. ...                   9.13      12/15/06               250           260,000
 RCN Corp. .............................                  10.13      01/15/10               250           120,000
 Rogers Cantel, Inc. ...................                   9.38      06/01/08               250           252,500
                                                                                                       ----------
                                                                                                        1,178,750
                                                                                                       ----------
Textiles, Clothing & Fabrics - 0.1%
 WestPoint Stevens, Inc. ...............                   7.88      06/15/08               500           242,500
                                                                                                       ----------
Transportation - 0.1%
 Newport News Shipbuilding, Inc. .......                   8.63      12/01/06               270           286,537
                                                                                                       ----------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.

Portfolio of Investments - (Unaudited)
May 31, 2001                                                                           Principal
                                                          Interest                       Amount             Value
                                                            Rate      Maturity           (000s)           (Note 2)
--------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (continued)
Utilities: Electric - 0.5%
 AES Corp. ................                               8.75%     12/15/02        $       250        $   254,375
 BRL Universal Equipment* .                               8.88      02/15/08                250            257,500
 El Paso Electric Co. .....                               8.90      02/01/06                500            537,910
                                                                                                       -----------
                                                                                                         1,049,785
                                                                                                       -----------
Total Corporate Obligations
       (Cost - $14,617,229)                                                                             12,646,054
                                                                                                       -----------



------------------------------------------------------------------------------------------------------------------
                                                                                        Shares
------------------------------------------------------------------------------------------------------------------
 COMMON STOCK - 0.3%
Real Estate - 0.3%
 Camden Property Trust
          (Cost - $662,515)....................................................          20,000            690,000
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 1.6%
 Duke Realty Investments, Inc., Series D, 7.38% ...............................          12,365            304,797
  Equity Office Properties Trust, Series B, 5.25%..............................          46,012          2,093,546
  Equity Residential Properties Trust, Series G, 7.25%.........................          49,358          1,209,765
                                                                                                       -----------
Total Preferred Stocks
          (Cost - $3,406,503)..................................................                          3,608,108
                                                                                                       -----------


--------------------------------------------------------------------------------------------------------------------
                                                                                       Principal
                                                          Interest                       Amount
                                                            Rate      Maturity           (000s)
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.0%
 Dated 5/31/01, with Morgan Stanley Dean
   Witter; proceeds:
     $2,100,242; collateralized by $7,160,000
     FHLMC, 6.94%, due 02/15/24, value:
     $2,142,479
       (Cost - $2,100,000) ....................            4.15%     06/01/01        $    2,100        $   2,100,000
                                                                                                       -------------
Total Investments - 129.7%
       (Cost - $288,071,396) ..................                                                          282,746,283
Liabilities in Excess of Other Assets - (29.7)%                                                          (64,773,181)
                                                                                                       -------------
NET ASSETS - 100.0% ...........................                                                        $ 217,973,102
                                                                                                       =============


@        -   Portion of or entire principal amount delivered as collateral to counter party for reverse repurchase agreements (Note 5).

+        -   Variable Rate Security:  Interest rate is the rate in effect May
             31, 2001.

*        -   Security exempt from registration under Rule 144A of the
             Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a)      -   Represents a class of subordinated mortgage backed securities
             (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.

(b)      -   Private placement.

(c)      -   Illiquid securities representing in the aggregate 1.56% of net assets.

(d)      -   Issuer is bankrupt:  Bond is in default.

#        -   Portion of or entire principal amount is held in a margin account as collateral for open futures contracts (Note 7).

TIPS     -   Treasury Inflation Protected Security.

---------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

Assets:
Investments in securities, at market (cost
$288,071,396)(Note 2)...........................    $             282,746,283
Receivable for investments sold.................                    9,558,666
Interest receivables............................                    2,885,471
Receivable for open swap contracts..............                      363,079
Principal paydowns receivable...................                      228,377
Prepaid expenses and other assets...............                      167,884
                                                    -------------------------
   Total assets.................................                  295,949,760
                                                    -------------------------
Liabilities:
Reverse repurchase agreements (Note 5)..........                   60,675,825
Interest payable for reverse repurchase
agreements (Note 5).............................                       58,414
Payable for investments purchased...............                   13,268,589
Net unrealized depreciation on swap contracts
(Note 7)........................................                    2,823,445
Payable on open swap contracts..................                      712,103
Investment advisory fee payable (Note 3)........                      119,647
Payable for variation margin....................                       79,293
Distribution payable............................                       72,352
Due to custodian................................                       64,129
Administration fee payable (Note 3).............                       37,053
Accrued expenses and other liabilities..........                       65,808
                                                    -------------------------
   Total liabilities............................                   77,976,658
                                                    -------------------------
Net Assets (equivalent to $9.52 per share based
on 22,888,575 shares issued and outstanding)....    $             217,973,102
                                                    =========================
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6).....    $                 228,886
Additional paid-in capital (Note 6).............                  257,027,961
Undistributed net investment income.............                      139,884
Accumulated net realized gain (loss)............                 (31,223,303)
Net unrealized appreciation / (depreciation)....                   (8,200,326)
                                                    -------------------------
Net assets applicable to capital stock
outstanding.....................................    $             217,973,102
                                                    =========================

---------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations - (Unaudited)
For the Six Months Ended May 31, 2001
-------------------------------------------------------------------------------
Investment Income (Note 2):
 Interest ......................................    $              11,929,451
 Dividends .....................................                      211,200
                                                    -------------------------
                                                                   12,140,651
                                                    -------------------------
Expenses:
  Investment advisory fee (Note 3)..............                      733,138
  Administration fee (Note 3)...................                      217,139
  Insurance.....................................                       60,100
  Custodian.....................................                       36,435
  Directors' fees...............................                       36,082
  Transfer agency...............................                       32,507
  Reports to shareholders.......................                       26,934
  Accounting and tax services...................                       22,754
  Registration fees.............................                       13,219
  Legal.........................................                        9,089
  Miscellaneous.................................                        6,629
                                                    -------------------------
   Total operating expenses.....................                    1,194,026
    Interest expense on reverse repurchase
      agreements (Note 5).......................                    1,455,952
    Interest expense on swaps...................                      234,127
                                                    -------------------------
   Total expenses...............................                    2,884,105
                                                    -------------------------
  Net investment income.........................                    9,256,546
                                                    -------------------------
Realized and Unrealized Gain (Loss) on
  Invesments (Notes 2 and 7):
Net realized gain (loss) on:
  Investment transactions.......................                     (466,454)
  Futures transactions..........................                      141,896
                                                    -------------------------
Net realized gain (loss) on investments and
  futures transactions..........................                     (324,558)
                                                    -------------------------
Net change in unrealized appreciation/
  depreciation on investments, futures
  transactions and swap contracts...............                    3,679,686
                                                    -------------------------
Net realized and unrealized gain on investments,
  futures transactions and swap contracts.......                    3,355,128
                                                    -------------------------
Net increase in net assets resulting from
  operations....................................    $              12,611,674
                                                    =========================

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

                                                                                      For the Six Months
                                                                                            Ended
                                                                                          May 31, 2001      For the Year Ended
                                                                                           (Unaudited)       November 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from Operations:
 Net investment income ..........................................................        $   9,256,546         $  17,953,728
 Net realized gain (loss) on investments and futures transactions ...............             (324,558)           (2,949,186)
 Net change in unrealized / depreciation on investments, futures
   transactions and swap contract ...............................................            3,679,686             7,619,705
                                                                                         -------------         -------------
 Net increase in net assets resulting from operations ...........................           12,611,674            22,624,247
                                                                                         -------------         -------------

Dividends to Shareholders (Note 2):
 Net investment income ..........................................................           (9,956,165)          (19,527,481)
                                                                                         -------------         -------------

Capital Stock Transactions (Note 6):
 Cost of Fund shares repurchased and retired ....................................                   --              (482,351)
                                                                                         -------------         -------------
    Total increase in net assets ................................................            2,655,509             2,614,415

Net Assets:
 Beginning of period ............................................................          215,317,593           212,703,178
                                                                                         -------------         -------------
 End of period (including undistributed net investment income
 of $139,884 and $839,503, respectively) ........................................        $ 217,973,102         $ 215,317,593
                                                                                         =============         =============

---------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows - (Unaudited)
For the Six Months Ended May 31, 2001
-------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
 Interest received (including net amortization
 of $669,095)...................................              $      11,103,658
 Interest expense paid .........................                     (1,692,604)
 Operating expenses paid .......................                     (1,245,584)
 Purchase of short-term portfolio investments,
   net..........................................                       (400,000)
 Purchases of long-term portfolio investments ..                    (61,602,507)
 Proceeds from disposition of long-term
   portfolio investments and principal paydowns.                     47,794,765
 Net cash used for futures transactions ........                        169,421
                                                             ------------------
 Net cash provided by operating activities .....                     (5,872,851)
                                                             ------------------
Cash flows used for financing activities:
 Net cash used for reverse repurchase
 agreements.....................................                     15,552,283
 Cash dividends paid ...........................                     (9,965,169)
                                                             ------------------
 Net cash used for financing activities ........                      5,587,114
                                                             ------------------
Net decrease in cash............................                       (285,737)
Cash at beginning of year.......................                        221,608
                                                             ------------------
Cash at end of year.............................             $          (64,129)
                                                             ==================

Reconciliation of Net Increase in Net Assets Resulting from Operations to
 Net Cash Provided by Operating Activities:

Net increase in net assets resulting from
  operations....................................              $      12,611,674
                                                              -----------------
 Increase in investments .......................                    (14,371,570)
 Decrease in net unrealized depreciation on
  investments...................................                     (3,731,353)
 Increase in interest receivable ...............                       (477,679)
 Increase in variation margin payable ..........                         79,293
 Increase in other assets ......................                     (3,933,360)
 Increase in other liabilities .................                      3,950,144
                                                              -----------------
    Total adjustments...........................                    (18,484,525)
                                                              -----------------
Net cash provided by operating activities.......              $      (5,872,851)
                                                              =================

---------------
See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights

                                        For the Six
                                           Months
                                           Ended                              For the Year Ended November 30,
                                        May 31, 2001    ---------------------------------------------------------------------------
                                         (Unaudited)        2000           1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of
 period ............................    $       9.41   $        9.27   $       10.08   $      10.64    $      10.55    $      10.61
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net investment income ..............            0.40            0.78            0.80           0.76            0.77            0.95
Net realized and unrealized gains
 (losses) on investments, short sales
 and futures transactions and swap
 contracts. ........................            0.15            0.21           (0.90)         (0.61)           0.16           (0.11)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase (decrease) in net
 asset value resulting from
 operations ........................            0.55            0.99           (0.10)          0.15            0.93            0.84
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net effect of shares repurchased....              --              --*           0.03           0.04            0.02              --
Dividends from net investment
 income ............................           (0.44)          (0.85)          (0.74)         (0.75)          (0.86)          (0.90)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net asset value, end of period......    $       9.52   $        9.41   $        9.27   $      10.08    $      10.64    $      10.55
                                        ============    ============    ============   ============    ============    ============
Market price, end of period.........    $     8.7100   $      8.4375   $      7.3750   $     8.6900    $     9.3125    $     9.3750
                                        ============    ============    ============   ============    ============    ============
Total Investment Return +...........            8.44%(1)       26.41%          -7.17%          1.23%           8.64%          14.97%
Ratios to Average Net Assets/
 Supplementary Data:
Net assets, end of year (000's) ....    $    217,973   $     215,318   $     212,703   $    238,803    $    260,328    $    261,113
Operating expenses..................            1.10%           1.10%           1.08%          1.05%           1.05%           1.08%
Interest Expenses...................            1.56%           1.87%           2.31%          2.39%           2.46%           2.34%
Total expenses......................            2.66%           2.97%           3.39%          3.44%           3.51%           3.42%
Net investment income...............            8.53%           8.50%           8.20%          7.27%           7.45%           9.26%
Portfolio turnover rate.............              17%(1)          57%             72%            90%            109%            227%

---------------
(1) Not annualized.

+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

*   Rounds to less than .01.
---------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

1. The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 21% of the investments in securities held by the Fund at May 31, 2001) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the period ended May 31, 2001, such net payments made by the Fund amounted to $234,127. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of May 31, 2001.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the period ended May 31, 2001, the Advisor earned $733,138 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the period ended May 31, 2001, were $40,137,235 and $30,656,986, respectively. Purchases and sales of U.S. Government securities, for the period ended May 31, 2001 were $25,440,430 and $15,842,969, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

5. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 2001, the Fund had the following reverse repurchase agreements outstanding:

                                                                                                                       Maturity
    Face Value                                                         Description                                      Amount
 ------------------    ----------------------------------------------------------------------------------------    -----------------
$         4,006,000   Bear Stearns, 4.3763%, dated 5/10/01, maturity date 6/11/01 .............................    $       4,021,583
          2,445,000   Morgan Stanley, 4.06%, dated 5/16/01, maturity date 6/13/01 .............................            2,452,721
          2,829,325   Deutsche Morgan, 4.07%, dated 5/17/01, maturity date 6/21/01 ............................            2,840,520
          2,326,000   Goldman Sachs, 4.25%, dated 5/17/01, maturity date 6/14/01 ..............................            2,333,689
          7,624,000   Lehman Brothers, 4.22%, dated 5/22/01, maturity date 6/19/01 ............................            7,649,024
          5,129,000   Lehman Brothers, 4.22%, dated 5/22/01, maturity date 6/19/01 ............................            5,145,835
          4,951,000   Lehman Brothers, 4.05%, dated 5/23/01, maturity date 6/21/01 ............................            4,967,153
          3,623,000   Lehman Brothers, 4.05%, dated 5/23/01, maturity date 6/21/01 ............................            3,634,820
          7,730,000   Morgan Stanley, 4.08%, dated 5/24/01, maturity date 6/13/01 .............................            7,747,521
          5,162,500   Merrill Lynch, 4.00%, dated 5/30/01, maturity date 6/6/01 ...............................            5,166,515
          5,150,000   Merrill Lynch, 3.95%, dated 5/30/01, maturity date 6/6/01 ...............................            5,153,955
          9,700,000   Merrill Lynch, 2.70%, dated 5/30/01, maturity date 6/6/01 ...............................            9,705,093
                                                                                                                   -----------------

                                                    Maturity Amount, Including Interest Payable................   $       60,818,429
                                                                                                                   -----------------
                                                    Market Value of Assets Sold Under Agreements...............   $       65,701,879
                                                                                                                   -----------------
                                                           Weighted Average Interest Rate.............................         3.89%
                                                                                                                   -----------------


The average daily balance of reverse repurchase agreements outstanding during the period ended May 31, 2001, was approximately $52,489,004 at a weighted average interest rate of 5.56%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $62,272,009 as of May 15, 2001, which was 22.14% of total assets.

6. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 22,888,575 shares outstanding at May 31, 2001, the Advisor owned 8,334 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of May 31, 2001, 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value. For the period ended May 31, 2001 no shares were repurchased. For the year ended November 30, 2000, 62,040 shares were repurchased at a cost of $482,351 and at an average discount of 15.83% from its net asset value. All shares repurchased have been retired.

7. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements - (Unaudited)
May 31, 2001
-------------------------------------------------------------------------------

There was no written option activity for the period ended May 31, 2001.

As of May 31, 2001, the following swap agreements were outstanding:


                                                                                                                  Net Unrealized
                                                                                                                  Appreciation/
Notional Amount     Expiration Date                       Description                                             (Depreciation)
---------------     -----------------      ---------------------------------------------------------------    ---------------------
25,000,000 USD          9/15/09            Agreement with Goldman Sachs Capital Markets, LP, dated              $      (1,968,345)
                                           4/17/00 to pay quarterly the notional amountmultiplied by
                                           7.270% and to receive semi-annually the notional amount
                                           multiplied by 3 month LIBOR.

10,000,000 USD          6/26/10            Agreement with Morgan Stanley Capital Services Inc., dated                    (855,100)
                                           6/26/00 to pay quarterly the notional amount multiplied by
                                           7.346% and to receive semi-annually the notional amount
                                           multiplied by 3 month LIBOR.

                                                                                                                -------------------
                                                                                                                $        (2,823,445)
                                                                                                                ===================


As of May 31, 2001, the following futures contracts were outstanding:


Short:
------
                                                                                                                   Unrealized
   Notional                                          Expiration           Value at            Value at            Appreciation/
    Amount                    Type                      Date             Trade Date         May 31, 2001         (Depreciation)
------------       -------------------------       --------------     ---------------     ----------------   ---------------------
$7,500,000         90 Day Eurodollar               December 2001         $7,174,149          $7,184,625     $             (10,477)
 7,500,000         90 Day Eurodollar               March 2002             7,156,899           7,164,750                     (7,851)
 7,500,000         90 Day Eurodollar               June 2002              7,133,399           7,135,875                     (2,476)
 7,500,000         90 Day Eurodollar               September 2002         7,112,024           7,111,125                        899
 4,000,000         10 Yr. U.S. Treasury Note       September 2001         4,080,637           4,112,500                    (31,863)
                                                                                                             ---------------------
                                                                                                             $             (51,768)
                                                                                                             =====================



8. Subsequent Events

Dividend:

The Fund's Board of Directors declared the following regular monthly dividend:


                           Dividend             Record        Payable
                           Per Share             Date           Date
                           ---------------    ----------    ----------
                           $0.0725              6/19/01       6/28/01


Rights Offering:

On July 12, 2001, the Fund filed a registration statement with the Securities and Exchange Commission in connection with a proposed rights offering. The rights offering, if approved, would involve the Fund issuing to its shareholders, as of a record date to be determined by the Fund's Board of Directors, transferable rights entitling shareholders to purchase additional shares of the Fund's common stock. Shareholders who do not wish to exercise their rights would be able to sell their rights on the New York Stock Exchange. In addition, record date shareholders who fully exercise their rights would be entitled to purchase additional shares pursuant to an over-subscription privilege, subject to certain limitations and allotment. The rights offering is subject to approval by the Fund's Board of Directors at a later date and, if approved, would be subject to terms announced at that time. The rights offering, if approved, will be made only by means of a prospectus. A Registration Statement relating to the securities has been filed with the Securities and Exchange Commission but has not yet become effective.

                           DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR         SUB-ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.            STATE STREET CORP.
One Liberty Plaza                            225 Franklin Street
165 Broadway, 36th Floor                     Boston, Massachusetts 02116
New York, New York 10006-1404
For General Information about the Fund:      CUSTODIAN AND FUND ACCOUNTING AGENT
(800) HYPERION
                                             STATE STREET CORP.
SUB-ADVISOR                                  225 Franklin Street
                                             Boston, Massachusetts 02116

PACHOLDER ASSOCIATES. INC.
Towers of Kenwood                            INDEPENDENT ACCOUNTANTS
8044 Montgomery Road
Suite 480                                    PRICEWATERHOUSECOOPERS LLP
Cincinnati, Ohio 45236                       1177 Avenue of the Americas
                                             New York, New York 10036

TRANSFER AGENT                               LEGAL COUNSEL

BOSTON EQUISERVE L.P.                        SULLIVAN & WORCESTER LLP
Investor Relations Department                1025 Connecticut Avenue, N.W.
P.O. Box 8200                                Washington, D.C. 20036
Boston, Massachusetts 02266-8200
For Shareholder Services:
(800) 426-5523


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

Officers and Directors



Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members



[HYPERION LOGO]



The accompanying financial
statements as of May 31, 2001
were not audited and,
accordingly, no opinion is
expressed on them.

This Report is for
shareholder information. This
is not a prospectus intended
for use in the purchase or
sale of Fund shares.

   The Hyperion Total Return
          Fund, Inc.
       One Liberty Plaza
   165 Broadway, 36th Floor
    New York, NY 10006-1404